Exhibit 99.1

Joint Filing Agreement

The undersigned hereby agree that the Statement on Schedule 13G dated February 14, 2024 with respect to the Common Stock, par value $0.0001 per share of Maplebear Inc., a Delaware corporation, and any further amendments thereto executed by each and any of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.

Dated: February 14, 2024

GCM GROSVENOR IC SPV, LLC
By:	Grosvenor Capital Management, L.P. (its investment manager)
By:	GCM, L.L.C. (its general partner)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM GROSVENOR IC SPV 2, LLC
By:	Grosvenor Capital Management, L.P. (its investment manager)
By:	GCM, L.L.C. (its general partner)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM SPECIAL OPPORTUNITIES MASTER FUND, LTD.
By:	Grosvenor Capital Management, L.P. (its investment manager)
By:	GCM, L.L.C. (its general partner)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM INVESTMENTS GP, LLC
By:	Grosvenor Capital Management Holdings, LLLP (its sole member)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GROSVENOR CAPITAL MANAGEMENT, L.P.
By:	GCM, L.L.C. (its general partner)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM, L.L.C.
By:	Grosvenor Capital Management Holdings, LLLP (its managing member)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM GROSVENOR HOLDINGS, LLC
By:	GCM Grosvenor Inc. (its sole member)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM GROSVENOR INC.
By:	GCM V, L.L.C. (its shareholder)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

GCM V, L.L.C.

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Authorized Signatory

/s/ Michael J. Sacks
MICHAEL J. SACKS